                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                     ------

           Date of Report (Date of earliest event reported): JULY 7, 1998
                                                             ------------

                            OPENROUTE NETWORKS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                       000-19175                    04-2531856
---------------                    ------------              ------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

NINE TECHNOLOGY DRIVE, WESTBOROUGH, MASSACHUSETTS   01581
---------------------------------------------------------
(Address of principal executive offices)        Zip Code)


Registrant's telephone number, including area code: (508) 898-2800
                                                    --------------


                                 PROTEON, INC.
                                 -------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On July 7, 1998 and July 8, 1998, the Registrant publicly disseminated press releases announcing the appointment of Bryan R. Holley as the Registrant's President and Chief Executive Officer to succeed Daniel J. Capone, Jr. Mr. Holley has also been appointed to the Registrant's Board of Directors. The information contained in the press releases is incorporated herein by reference and the press releases are filed as Exhibits 99.1 and 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     The Registrant's Press Release dated July 7, 1998.

99.2     The Registrant's Press Release dated July 8, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPENROUTE NETWORKS INC.
                                        -----------------------
                                        (Registrant)

Date: July 9, 1998                      /s/ Bryan R. Holley
                                        -------------------------------------
                                        Bryan R. Holley
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                         Description
--------                       -----------

99.1                           The Registrant's Press Release
                               dated July 7, 1998

99.2                           The Registrant's Press Release
                               dated July 8, 1998